UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2019

The New Home Company Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36283	27-0560089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Enterprise, Suite 450, Aliso Viejo, California		92656
(Address of principal executive offices)		(Zip Code)

(949) 382-7800
Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NWHM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 29, 2019, the Board of Directors (the “Board”) of The New Home Company Inc. (the “Company”) amended and restated the Company's Amended and Restated Bylaws (the “Bylaws”) primarily to respond to the 2019 amendments to the Delaware General Corporation Law (the “DGCL”).  The amendments to Article II, Section 2.3, Article VI, and Article IX, Section 9.3 of the Bylaws respond to the amendment of Section 232 of the DGCL (relating to delivery of notice and notice by electronic transmission); the amendment of Article II, Section 2.8 of the Bylaws responds to the amendment of Section 212 of the DGCL (relating to proxies); and the amendment of Article III, Section 3.8 of the Bylaws responds to the amendment of Section 141(f) of the DGCL (relating to actions taken by written consent of the Board).  In addition, Article II, Section 2.1 and Article III, Section 3.1(a) were amended to specify that the notices described therein, if not mailed, must be delivered personally or by courier service; Article II, Section 2.4 of the Bylaws was amended to specify the persons who are authorized to adjourn or postpone a meeting of the Company’s stockholders; Article III, Section 3.1(b) was amended to specify that a director’s notice of resignation may be given in writing or by electronic transmission; Article III, Section 3.2 was amended to provide that regular meetings of the Board may be held without call and (except as provided by law) notice at such times as the Board of Directors may from time to time by resolution determine; Article III, Section 3.9 was amended to specify the quorum and vote requirements for committees of the Board; and Article V, Section 5.1 was amended to update the signature requirements for stock certificates.  Finally, certain conforming and updating amendments were also made.  These amendments to the Bylaws was effective immediately upon approval by the Board.

The above description of the amendment to the Bylaws is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is included as Exhibit 3(ii) hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3(ii)	Amended and Restated Bylaws

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2019

The New Home Company Inc.

	By	/s/ Miek Harbur
Miek Harbur, SVP, General Counsel and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description of Document

3(ii)	Amended and Restated Bylaws

104	Cover page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.